UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2020

CENTENE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31826	42-1406317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 Forsyth Blvd., St. Louis, Missouri	63105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 725-4477

(Former Name or Former Address, if Changed Since Last Report): N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	CNC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment to a Current Report on Form 8-K/A supplements the Current Report on Form 8-K of Centene Corporation (“Centene”) filed with the Securities and Exchange Commission (the “SEC”) on January 23, 2020, as amended by Amendment No. 1 filed with the SEC on January 28, 2020, related to our completed acquisition of WellCare Health Plans, Inc. (“WellCare”). The purpose of this Amendment is to include the audited consolidated financial statements of WellCare and its subsidiaries as of and for each of the three years ended December 31, 2019 and updated pro forma condensed combined financial information for Centene and WellCare for the year ended December 31, 2019.

Item 8.01.	Other Events.

WellCare Non-GAAP Financial Measures

In addition to results determined under generally accepted accounting principles (“GAAP”), Centene is providing certain WellCare non-GAAP financial measures that management believes are useful in assessing WellCare’s performance. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, or superior to, financial measures prepared in accordance with GAAP. Centene has provided a reconciliation of the historical WellCare non-GAAP financial measures with the most directly comparable financial measure calculated in accordance with GAAP.

WellCare’s earnings per share, net income and, as noted below, other specific operating and financial measures have been adjusted for the effect of certain expenses, and as appropriate, the related tax effect, related to previously disclosed government investigations and related litigation and resolution costs (“investigation costs”) in 2018; amortization expense associated with acquisitions (“acquisition-related amortization expenses”); and certain one-time transaction and integration costs related to the acquisition of WellCare by Centene and WellCare’s acquisitions of Universal American Corp., Meridian Health Plan of Michigan, Inc., Meridian Health Plan of Illinois, Inc., Meridian Rx, LLC and Aetna Inc.’s Part D prescription drug plan membership (“transaction and integration costs”).

Although the excluded items may recur, Centene believes that by providing WellCare non-GAAP measures exclusive of these items, it facilitates period-over-period comparisons and provides additional clarity about events and trends affecting WellCare’s core operating performance, as well as providing comparability to competitor results. The investigation costs are related to a discrete incident which management does not expect to reoccur. Centene has adjusted for acquisition-related amortization expenses as these transactions do not directly relate to the servicing of products for WellCare’s customers and are not directly related to the core performance of its business operations. The other costs mentioned above are related to specific events, which do not reflect the underlying ongoing performance of the business.

In addition, because reimbursements for Medicaid premium tax and the 2018 Medicaid-associated ACA industry fee are both included in the premium rates or reimbursement established in certain Medicaid contracts and also recognized separately as a component of expense, Centene excludes these reimbursements from premium revenue and total revenue when calculating key ratios as Centene believes that these components are not indicative of WellCare’s operating performance.

Reconciliation of WellCare’s Selling, General and Administrative Expense Ratios

(Unaudited; dollars in millions)

Centene is providing WellCare’s selling, general and administrative (“SG&A”) expense ratio on an adjusted or non-GAAP basis, modified to exclude the revenue effect of Medicaid premium taxes and ACA industry fee reimbursement from premiums.  The WellCare Adjusted SG&A expense ratio also excludes the effect of acquisition-related transaction and integration costs in both 2019 and 2018 and investigation costs in 2018.

	For the Three Months Ended December 31,		For the Year Ended December 31,
	2019	2018	2019	2018
Company revenue:
As determined under GAAP	$6,988.5	$6,070.8	$27,901.0	$20,414.1
Medicaid premium taxes	(33.9)	(32.6)	(132.9)	(126.8)
ACA industry fee reimbursement	—	(103.2)	—	(302.2)
Adjusted revenue(1)	$6,954.6	$5,935.0	$27,768.1	$19,985.1

SG&A Expense:
As determined under GAAP	$667.7	$534.0	$2,225.7	$1,701.0
Adjustments:
Investigation costs	—	(0.1)	—	(0.4)
Transaction and integration costs	(54.6)	(7.6)	(104.2)	(33.1)
Adjusted SG&A Expense(1)	$613.1	$526.3	$2,121.5	$1,667.5

SG&A expense ratio:
As determined under GAAP	9.6%	8.8%	8.0%	8.3%
Effect of Medicaid premium taxes	—%	0.1%	—%	0.1%
Effect of ACA industry fee reimbursement	—%	0.2%	—%	0.1%
Effect of SG&A expense adjustments above(1)	(0.8)%	(0.2)%	(0.4)%	(0.2)%
Adjusted SG&A expense ratio(1)	8.8%	8.9%	7.6%	8.3%

(1) Refer to the basis of discussion of WellCare non-GAAP financial measures above.

Reconciliation of Certain WellCare GAAP Financial Information

(Unaudited; dollars in millions, except per share data)

Centene is providing adjusted WellCare operating results on a non-GAAP basis to exclude certain expenses and other items that management believes are not indicative of longer-term business trends and operations.  The following table presents applicable financial information, as determined under GAAP, reconciled to the adjusted financial information for the same periods. Refer to the basis of presentation for a discussion of WellCare non-GAAP financial measures.

	For the Three Months Ended December 31, 2019				For the Three Months Ended December 31, 2018
	GAAP	Adjustments		Adjusted (Non- GAAP)	GAAP	Adjustments		Adjusted (Non-GAAP)
Selling, general, and administrative expense	$667.7	$(54.6)	(1)	$613.1	$534.0	$(7.7)	(1)	$526.3
Depreciation and amortization	$68.7	$(32.4)		$36.3	$62.6	$(31.6)		$31.0
Income tax (benefit) expense	$(7.9)	$22.3	(2)	$14.4	$33.3	$12.8	(2)	$46.1
Effective tax rate	NM	NM	(2)	16.6%	37.3%	(1.4)%	(2)	35.9%
Net income	$7.7	$64.7		$72.4	$55.9	$26.5		$82.4
Net income margin	0.1%	0.9%		1.0%	0.9%	0.5%		1.4%

Earnings per share:
Basic	$0.15	$1.29		$1.44	$1.12	$0.53		$1.65
Diluted	$0.15	$1.27		$1.42	$1.11	$0.52		$1.63

	For the Year Ended December 31, 2019				For the Year Ended December 31, 2018
	GAAP	Adjustments		Adjusted (Non- GAAP)	GAAP	Adjustments		Adjusted (Non-GAAP)
Selling, general, and administrative expense	$2,225.7	$(104.2)	(1)	$2,121.5	$1,701.0	$(33.5)	(1)	$1,667.5
Depreciation and amortization	$266.3	$(129.6)		$136.7	$179.7	$(72.7)		$107.0
Income tax expense	$159.3	$57.9	(2)	$217.2	$253.0	$23.7	(2)	$276.7
Effective tax rate	21.5%	0.8%	(2)	22.3%	36.5%	(1.9)%	(2)	34.6%
Net income	$582.9	$175.9		$758.8	$439.8	$82.5		$522.3
Net income margin	2.1%	0.6%		2.7%	2.2%	0.4%		2.6%

Earnings per share:
Basic	$11.60	$3.50		$15.10	$9.40	$1.77		$11.17
Diluted	$11.46	$3.46		$14.92	$9.29	$1.74		$11.03

(1) Comprised of investigation costs and transaction and integration costs, as disclosed in the “Reconciliation of WellCare’s Selling, General and Administrative Expense Ratios” table.

(2) Based on the effective income tax rates applicable to adjusted (non-GAAP) results, WellCare estimated the effect on income tax expense and the effective tax rate associated with the non-GAAP adjustments. Refer to the basis of presentation for a discussion of non-GAAP financial measures.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The consolidated balance sheets of WellCare and its subsidiaries as of December 31, 2019 and 2018 and the related consolidated statements of comprehensive income, changes in stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2019 are included as Exhibit 99.1 hereto and incorporated by reference in this Item 9.01(a).

(b)	Pro forma Financial Information.

The Company’s unaudited pro forma condensed combined financial information and explanatory notes for the year ended December 31, 2019 are included as Exhibit 99.2 hereto and incorporated by reference herein.

(d)	Exhibits.

Exhibit Number	Description

99.1
Audited consolidated balance sheets of WellCare Health Plans, Inc. and its subsidiaries as of December 31, 2019 and 2018 and the related consolidated statements of comprehensive income, changes in stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2019.

99.2	Unaudited pro forma condensed combined financial information and explanatory notes for the year ended December 31, 2019.

23.1	Consent of Deloitte & Touche LLP, independent registered public accounting firm of WellCare Health Plans, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENE CORPORATION

Date: February 26, 2020	By:	/s/ Jeffrey A. Schwaneke
Jeffrey A. Schwaneke
Executive Vice President, Chief Financial Officer and Treasurer